UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 2, 2017
Earliest Event Date requiring this Report:  March 1, 2017
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Identification No.)	(Commission File Number)	(I.R.S. Employer Organization)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, Est. 313
 (Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Investment Banking Agreement. On March 1, 2017, the Board of Directors of Capstone Companies, Inc., a Florida corporation, ("Company") approved an Investment Banking Agreement, dated March 1, 2017, ("Agreement") with Wilmington Capital Securities, LLC, a limited liability company organized under the laws of the State of New York, located in Garden City, New York and a registered broker-dealer under the Securities Exchange Act of 1934, ("Wilmington").  The Company's Chief Executive Officer signed the Agreement on March 1, 2017.

Purpose.   The Company entered into the Agreement in order to obtain outside assistance in finding and considering various possible opportunities to enhance Company shareholder value through significant corporate transactions or through funding expansion and/or diversification of the Company's primary business lines.  The Agreement is merely one aspect of the Company's overall, current strategic planning and related efforts to explore the full spectrum of possible options to improve the Company's business and financial performance.  As of the date of this Current Report on Form 8-K, the Company's Board of Directors has not decided on or made any commitment to a specific kind of strategic transaction or a specific strategic plan to pursue, and the Company's Board of Directors is not considering any specific strategic transaction.

Wilmington Services.  Under the Agreement, Wilmington will assist the Company as its exclusive financial advisor in identifying and evaluating various strategic transactions intended to maximize Company shareholder value.   The scope of such possible strategic transactions includes mergers and acquisitions, asset acquisitions or sales and funding through the issuance of Company securities.  The Agreement has an initial six-month term and renews for additional, consecutive six month terms if not terminated prior to a term renewal by the Company or Wilmington. Wilmington is receiving a cash retainer fee of $80,000, payable in monthly installments, in the first six-month term and a reduced cash retainer fee of $45,000, payable in monthly installments, in the first renewal of the initial six term.

Wilmington would also receive a transaction fee for any consummated strategic transaction introduced by Wilmington under the Agreement. The transaction fee is based on the following Lehman Scale:

Transaction Consideration	Wilmington Fee %
$0 - $5,000,000	8%
$5,000,001 - $10,000,000	7%
$10,000,001 - $15,000,000	6%
$15,000,001 - $20,000,000	5%
> $20,000,000	4%

Agreement contains usual and customary indemnification provisions whereby Company indemnifies Wilmington as a financial advisor on identification of possible strategic transactions and related advisory services.

Retainer fees paid to Wilmington are credited against any transaction fee.  There is no equity interest component of Wilmington's compensation under the Agreement.

The arrangement with Wilmington under the Agreement is exclusive in that Wilmington will be the exclusive outside financial advisor for identification of strategic transactions for the duration of the Agreement.  The Agreement does not obligate the Company to pursue, negotiate or consummate any separate agreement or strategic transaction.

The foregoing description of the Agreement is a summary and does not purport to be complete.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   March 1, 2017

By: /s/ James McClinton
Chief Financial Officer